SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 16, 2004

                          CELLEGY PHARMACEUTICALS, INC.
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             (Exact name of Registrant as specified in its charter)

                                   California
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                 (State or other jurisdiction of incorporation)

         0-26372                                              82-0429727
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       (Commission                                          (IRS Employer
       File Number)                                       Identification No.)

              349 Oyster Point Boulevard, Suite 200
                     South San Francisco, CA                         94080
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             (Address of principal executive offices)              (Zip Code)

                                 (650) 616-2200
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              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)


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Explanatory Note

         On January 21, 2004, Cellegy Pharmaceuticals, Inc. (the "Company") filed a Report on Form 8-K (the "Form 8-K") announcing the entering into of an equity financing agreement with Kingsbridge Capital Limited. The purpose of this Amendment is to revise the item heading applicable to the disclosure, from Item 4, to Item 5.

ITEM 5:  OTHER EVENTS

         Filed with this report as Exhibit 99.01 is a press release issued by Cellegy Pharmaceuticals, Inc. (the "Company") announcing the entering into of an equity financing agreement entered into with Kingsbridge Capital Limited.



ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)    Exhibits.
            ---------
            99.01 Press Release issued by the Registrant dated January 16, 2004. (Incorporated by reference to Exhibit 99.01 filed with the Form 8-K)


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 23, 2004           CELLEGY PHARMACEUTICALS, INC.

                                         By: /s/ A. Richard Juelis
                                             ---------------------
                                         A. Richard Juelis
                                         Vice President, Finance and
                                         Chief Financial Officer